Exhibit 99.2

TERM CREDIT AGREEMENT

THIS TERM CREDIT AGREEMENT (this “Agreement”) is made and entered into as of December 14, 2006, by and between InterMetro Communications, Inc., a Delaware corporation (“Borrower”), and The Hunter Fund Limited (“Lender”), with reference to the following:

A. Lender has agreed to make Borrower a term loan subject to and in accordance with the terms and conditions set forth below.

B. Concurrently herewith, the Borrower and Hunter World Markets, Inc. (“HWM”) are entering into a Placement Agent Agreement (the “Placement Agreement”). Defined terms not defined herein shall have the meanings ascribed to them in the Placement Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Borrower, and Lender agree as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means a day (a) other than Saturday or Sunday, and (b) on which commercial banks are open for business in New York, New York, and Los Angeles, California.

“Closing Date” means the date each of the conditions precedent set forth in Section 6 hereof is fully satisfied.

“Event of Default” has the meaning set forth in Section 8.

“Interest Rate” has the meaning set forth in Section 2(c).

“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

“Maturity Date” has the meaning set forth in Section 2(b).

“Note” has the meaning set forth in Section 2(d).

“Pubco” means the company whose shares are publicly traded which acquires all of the capital stock of Borrower concurrently with the closing of the Private Placement.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or any other juridical entity.

“Private Placement” means the private placement of the securities of the Company pursuant to a placement agreement between the Company and Hunter World Markets, Inc.

“Term Loan” has the meaning set forth in Section 2(a).

2. Amount and Terms of the Term Loan.

(a) Term Loan Advance. Subject to the terms and conditions of this Agreement, Lender hereby agrees to make a loan to Borrower (the “Term Loan”) on the Closing Date in the amount of Six Hundred Thousand Dollars ($600,000), which amount may be repaid at any time prior to the Maturity Date without premium or penalty, but may not be reborrowed once repaid.

(b) Term. All principal and accrued but unpaid interest shall be payable in full on the earliest to occur of (a) the closing of the Private Placement, (b) six months from the date hereof (c) the effective date of the Agent Termination (the “Maturity Date”).

(c) Bridge Loan Fee. Borrower shall pay to Lender a Bridge Loan Fee of $75,000 (the “Loan Fee”) payable on the maturity date of the Bridge Loan.

(d) Promissory Note. The Term Loan shall be evidenced by a promissory note (the “Note”) in the form of Exhibit “A-1” attached hereto, duly executed by Borrower.

(e) Interest on Event of Default. Upon the occurrence and during the continuance of an Event of Default, Borrower agrees to pay interest on the entire unpaid principal amount of the Term Loan, as well as the Loan Fee, from the date of such Event of Default until the date the same is cured in full, payable on demand, at a rate per annum of ten percent (10%).

(f) Manner of Payment. All payments of principal or interest hereunder or under the Note shall be delivered to Lender in immediately available funds on the date due at such place as Lender may from time to time designate.

(g) Limitation on Interest Rate and Fees. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected by Lender or any holder of the Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder or under the Note in excess of the highest applicable rate, the rate in effect hereunder and under the Note shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall apply all interest paid in excess of the maximum lawful rate to the principal balance of the amount outstanding hereunder and under the Note. It is the intent of the parties hereto that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower to Lender under applicable law.

(h) Security Interest. To secure Borrower’s obligations with respect to the Term Loan, Borrower hereby grants to Lender a security interest in all of its assets, subject only to permitted liens set forth on Schedule 2(h) (the “Permitted Liens”) wherever located.

3. Representations and Warranties. Lender represents and warrants to Borrower that it is an accredited institutional buyer. In order to induce Lender to enter into this Agreement and to make the Term Loan contemplated hereunder, Borrower hereby represents and warrants to Lender as follows:

(a) Legal Status. Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Borrower is qualified or licensed to do business, and is in good standing as a foreign corporation in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

(b) Authorization and Validity. This Agreement and the Note have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.

(c) No Conflict. The execution, delivery, and performance by Borrower of this Agreement and the Note do not and will not conflict with the terms of the Articles of Incorporation or Bylaws of Borrower, violate any provision of any judgment, decree or order of any court or governmental authority by which Borrower is bound, or any provision of any law or regulation applicable to Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture, or other instrument to which Borrower is a party or by which Borrower may be bound.

(d) No Consents. The execution, delivery, and performance by Borrower of this Agreement and the Note do not and will not require any authorization, approval, or other action by, or notice to or filing with, any governmental authority, regulatory body, or any other person or entity.

(e) Use of Proceeds. The net proceeds of the Term Loan will be used $10,000 for Lender’s legal costs and the remainder for general working capital purposes.

(f) Margin Stock. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G or U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Revolving Loan will be used to purchase or carry any margin stock or extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates or is inconsistent with the provisions of Regulation X of said Board of Governors.

4. Covenants. Borrower hereby covenants that until all amounts outstanding hereunder and under the Note have been indefeasibly paid in full, it shall:

(a) Punctual Payments. Punctually pay the Loan Fee and principal with respect to the Term Loan as provided herein and in the Note.

(b) Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and comply with the provisions of all documents pursuant to which it is organized and/or which govern its continued existence; maintain all licenses, permits, governmental approvals, rights, privileges, and franchises necessary for the conduct of its business; and conduct its business in an orderly and regular manner and in accordance with all laws, rules, regulations, and orders of any governmental authority having jurisdiction over it or its business.

(c) Books and Records. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Lender, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect its assets and properties at their expense; provided the foregoing does not cause the Borrower to violate any of its agreements.

5. Conditions Precedent to Term Loan. The obligation of Lender to make the Term Loan shall be subject to the condition precedent that Agent shall have received each of the following, each in form and substance satisfactory to Agent:

(a) This Agreement duly executed by all of the parties hereto;

(b) The Note duly executed by Borrower;

(c) The Placement Agreement duly executed by Borrower and HWM; and

(d) Such additional supporting documents as Lender or its counsel may reasonably request.

6. Survival of Representations and Warranties. Borrower covenants, warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement or the Note shall be true at the time of Borrower’s execution of this Agreement and the Note, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

7. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” and shall, at the option of Lender, require immediate payment in full of all sums then remaining unpaid hereunder and under the Note:

(a) Failure to Pay Note. The failure of Borrower to pay any principal or other amount due under the Note when due and payable.

(b) Breach of Covenant, Representation or Warranty. The failure of Borrower to perform or observe any covenant, condition or agreement contained in this Agreement (other than the payment obligations, the breach of which shall be governed by subsection (a) above) where such failure is not cured within five (5) business days after receipt by Borrower of written notice of such failure, or any representation or warranty made or deemed made by any of them under or in connection with this Agreement, shall prove to have been false or misleading in any material respect when made.

(c) Liens. Except for the security interest granted hereunder or the Permitted Liens Borrower creates, incurs, assumes or suffers to exist any Lien upon or with respect to any of its properties or assets whether now owned or hereafter acquired, including, without limitation, any governmental, tax, or judgment Lien, and fails to have the same removed or released within two Business Days after the creation thereof.

(d) Insolvency. Borrower shall become insolvent; admit in writing its inability to pay its debts as they mature; make an assignment for the benefit of creditors; or if bankruptcy proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against it and, if instituted against it, the same is not dismissed within thirty (30) days of the filing thereof.

(e) Dissolution. Any order, judgment, or decree shall be entered against Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of thirty (30) days; or Borrower shall otherwise dissolve or cease to exist.

8. Remedies. If an Event of Default shall occur, (a) all amounts outstanding hereunder or under the Note, notwithstanding any term of this Agreement or the Note to the contrary, shall at Lender’s option and without notice become immediately due and payable, without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower, and (b) Lender shall have all rights, powers and remedies available hereunder, or accorded by law. All rights, powers and remedies of Lender in connection with this Agreement and the Note may be exercised at any time by Lender and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

9. Warrant. In consideration of Lender making the Term Loan, Borrower shall cause the issuance of a three-year warrant to purchase 600,000 shares of Pubco’s Common Stock or, if the Offering does not close, a three-year warrant to purchase 600,000 shares of Borrower’s Common Stock adjusted to the number of shares of Borrower’s Common Stock which would equal 600,000 shares of Pubco’s Common Stock as if the Reverse Merger had occurred with a pre-Offering valuation of $50,000,000. The exercise price of the Warrant shall be $.60 per share of Pubco’s Common Stock (or adjusted to an equivalent exercise price per share of Borrower’s Common Stock as if the Reverse Merger had occurred with a pre-Offering valuation of $50,000,000). The Warrant shall be in form and substance satisfactory to the Lender and shall be delivered at the closing of the Private Placement.

10. Miscellaneous.

(a) Failure or Indulgence Not Waiver. No failure or delay on the part of Lender, or any holder of a Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege.

(b) Modification. No modification, amendment or waiver of any provision of this Agreement, or the Note, nor the consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall have been approved by Lender and Borrower and shall be in writing signed by Lender and Borrower. Such waiver or consent shall then be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

(c) Notices. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

If to Borrower:	InterMetro Communications, Inc. 2685 Park Center Drive, Building A Simi Valley, California 93065 Attention: Charles Rice Telecopy No.: (805)

with a copy to:	Laura Murtagh, Esq. Richardson & Associates 233 Wilshire Boulevard, Suite 820 Santa Monica, California 90401 Telecopy No.: (310) 393 2004

If to Lender	Hunter World Markets, Inc. Penthouse Suite 9300 Wilshire Boulevard Beverly Hills, California 90212 Attn: Todd Ficeto Telecopy No.: (310) 286-2373

with a copy to:	David L. Ficksman, Esq. Troy & Gould 1801 Century Park East, 16th Floor Los Angeles, California 90067 Telecopy No.: (310) 789-1490

(d) Severability. In case any provision in this Agreement or the Note shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(e) Applicable Law. This Agreement and the Note, and the rights and obligations of the parties thereto, shall be governed by the laws of the State of California.

(f) Assignability. Borrower shall not assign its rights or obligations hereunder, or under the Note to any other Person without the prior written consent of Lender, and any attempted assignment in violation hereof shall be null and void ab initio. Lender shall have the right to assign its rights and obligations hereunder and no consent or approval from Borrower is required in connection with any such assignment.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h) Section Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

(i) Attorneys’ Fees. In the event any party institutes any action or proceeding to enforce the terms and conditions of this Agreement or the Note, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

(j) TRIAL BY JURY. BORROWER AND LENDER HEREBY WAIVE AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE NOTE, THE SUBJECT MATTER HEREOF AND THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

(k) Integration. This Agreement, and the Note reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, whether before or after the date hereof.

IN WITNESS WHEREOF, the parties hereto do execute this Agreement as of the date first above written.

“BORROWER”

INTERMETRO COMMUNICATIONS, INC. a Delaware corporation

By:	/s/Charles Rice for InterMetro Communications, Inc.
Name:	Charles Rice
Its:	Chairman and Chief Executive Officer

“LENDER”

THE HUNTER FUND LIMITED

By:	/s/ Todd M. Ficeto
Name:	Todd M. Ficeto
Its:	Investment Advisor & Director

EXHIBIT

Exhibit “A” - Term Note

Schedule 2(h)

Permitted Liens

Lien holder	Amount of Lien @ September 30, 2006	Lien Type	Security Interest
Series A Noteholders	$2,566,824.05	Financing - Debt	First position on Company assets.

Vencore Solutions	220,451.81	Network Assets	Underlying leased asset.

Qualitek Services, Inc.	716,616.42	Network Assets	Underlying leased asset.

TERM NOTE

Simi Valley, California

$600,000	December 14, 2006

FOR VALUE RECEIVED, the undersigned, InterMetro Communications, Inc., a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of The Hunter Fund Limited (the “Lender”), without offset or counterclaim, the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000) on the Maturity Date (as such term is defined in the Credit Agreement referred to below) as such Date may be extended pursuant to the Credit Agreement. Borrower further promises to pay a bridge loan fee (the “Loan Fee”) on the Term Loan in the amount and payable on the date set forth in the Credit Agreement referred to below. This Term Note (“Term Note”) may be prepaid at any time prior to the Maturity Date without premium or penalty.

1. Payment. Both principal and the Loan Fee are payable in lawful money of the United States of America and in immediately available funds to Lender at Beverly Hills, California, or such other place as Lender may designate in writing to Borrower from time to time. This Note may be prepaid at any time or from time to time without premium or penalty.

2. Credit Agreement. This Term Note is the Note referred to in, and is subject to and entitled to the benefits of, the Term Credit Agreement, dated as of December 14, 2006 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) between Borrower and Lender. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

3. Limitation on Interest Rate and Fees. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall apply all interest paid in excess of the maximum lawful rate to the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower to Lender under applicable law.

4. Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

InterMetro Communications, Inc., a Delaware corporation

By:	/s/Charles Rice for InterMetro Communications, Inc.
Name:	Charles Rice
Its:	Chairman and Chief Executive Officer